EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended September 27, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Oct 2008 – Sep 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.7%	0.2%	-7.3%	-12.6%	-7.0%	-4.8%	0.2%	-4.8%	10.5%	-28.3%	-0.4	-0.6
B**	-1.7%	0.1%	-7.8%	-13.2%	-7.6%	-5.4%	-0.6%	-5.4%	10.5%	-30.5%	-0.5	-0.7
Legacy 1***	-1.6%	0.3%	-5.7%	-10.6%	-4.9%	N/A	N/A	-4.2%	10.3%	-22.5%	-0.4	-0.5
Legacy 2***	-1.6%	0.3%	-5.9%	-10.9%	-5.3%	N/A	N/A	-4.5%	10.3%	-23.1%	-0.4	-0.6
Global 1***	-1.5%	0.4%	-5.3%	-10.1%	-5.1%	N/A	N/A	-4.8%	9.9%	-21.6%	-0.5	-0.6
Global 2***	-1.6%	0.3%	-5.5%	-10.3%	-5.3%	N/A	N/A	-5.1%	9.8%	-22.6%	-0.5	-0.7
Global 3***	-1.6%	0.2%	-6.7%	-11.9%	-7.0%	N/A	N/A	-6.8%	9.8%	-28.3%	-0.7	-0.9

S&P 500 Total Return Index****	-1.0%	3.8%	20.5%	20.1%	16.5%	10.1%	7.6%	10.1%	18.1%	-36.1%	0.6	0.8
Barclays Capital U.S. Long Gov Index****	1.4%	0.5%	-9.7%	-10.4%	3.7%	6.5%	6.1%	6.5%	13.8%	-13.3%	0.5	0.8

*          Performance metrics are calculated using month-to-date performance estimates.  All performance data is subject to verification.
**        Units began trading in August 2003.
***      Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	21%					21%
Energy	7%	Long	Brent Crude Oil	2.7%	Long	7%	Long	Brent Crude Oil	2.7%	Long
			Crude Oil	2.2%	Long			Crude Oil	2.2%	Long
Grains/Foods	12%	Short	Corn	4.1%	Short	12%	Short	Corn	4.1%	Short
			Soybeans	1.6%	Long			Soybeans	1.6%	Long
Metals	2%	Short	Nickel	0.7%	Short	2%	Short	Nickel	0.7%	Short
			Aluminum	0.6%	Short			Gold	0.6%	Short
FINANCIALS	79%					79%
Currencies	33%	Short $	Euro	6.6%	Long	33%	Short $	Euro	6.6%	Long
			Canadian Dollar	3.4%	Long			Canadian Dollar	3.4%	Long
Equities	32%	Long	S&P 500	6.3%	Long	32%	Long	S&P 500	6.3%	Long
			Dax Index	4.3%	Long			Dax Index	4.3%	Long
Fixed Income	14%	Long	Long Gilts	2.3%	Short	14%	Long	Long Gilts	2.3%	Short
			Japanese Gov't Bonds	1.5%	Long			Bunds	1.5%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets fell after U.S. policymakers failed to agree on U.S. budget plans.  Easing tensions in the Middle East also pressured prices.  Natural gas prices fell as mild temperatures in the Midwest decreased demand.

Grains/Foods
Wheat markets rallied nearly 6%, to a two-month high, as data showed stronger-than-expected U.S. grains exports.  Cotton markets also moved higher, driven by supply concerns caused by poor growing conditions in the U.S. and China.  Cocoa prices moved higher due to speculation producers will be unable to keep supplies in line with global demand.

Metals
Gold markets finished higher due to a rally driven by uncertainty surrounding U.S. budget negotiations.  Base metals markets predominantly rallied because of comments from the Federal Reserve Bank of Chicago President which supported ongoing stimulus throughout 2013.

Currencies
The Japanese yen rose sharply after Japan’s Finance Minister suggested policy makers may begin to slow stimulus initiatives.  The U.S. dollar generally weakened against global counterparts due to uncertainty surrounding the U.S. budget and Federal Reserve tapering policies.  In the U.K., the British pound rallied as strong economic data reduced the likelihood of an expansion of the Bank of England’s bond-buying program.

Equities
U.S. and European equity markets fell steadily last week due to uncertainty caused by conflicting views regarding U.S. tapering policies and the threat of a government shutdown.   News of renewed political instability in Italy, the European Union’s third-largest economy, also weighed on equity prices.

Fixed Income	U.S. Treasuries markets experienced strong gains due to increased safe-haven buying amidst falling equity markets and uncertainty regarding the U.S. economic outlook.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.